Exhibit 10.1

AMENDMENT NO. 2
TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 9, 2007, is entered into among GLADSTONE BUSINESS LOAN, LLC, as the Borrower, DEUTSCHE BANK AG, NEW YORK BRANCH (“Deutsche Bank”) and KEYBANK, NATIONAL ASSOCIATION (“KeyBank”), as Committed Lenders (collectively, the “Committed Lenders”), Deutsche Bank and KeyBank as Managing Agents (in such capacity, collectively the “Managing Agents”) and Deutsche Bank as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

PRELIMINARY STATEMENTS

A.            Reference is made to that certain Amended and Restated Credit Agreement dated as of May 26, 2006 among the Borrower, Gladstone Management Corporation, as Servicer, the CP Lenders, the Committed Lenders, the Managing Agents and the Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”).

B.            The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

SECTION 1.  Amendment.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, the parties hereto hereby agree:

(i)            to delete the definition of “Facility Amount” in Section 1.1 and substitute the following therefor:

Facility Amount:  At any time, $170,000,000; provided, however, that on or after the Termination Date, the Facility Amount shall be equal to the amount of Advances outstanding.

(ii)           to delete clause (a) in the definition of “Commitment” in Section 1.1 and substitute the following therefor:

(a) for each Committed Lender, the commitment of such Committed Lender to fund any Advance to the Borrower in an amount not to exceed $85,000,000, as such amount may be modified in accordance with the terms hereof;

SECTION 2.  Representations and Warranties.  The Borrower hereby represents and warrants to each of the other parties hereto, that:

(a)           this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b)           on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 3.  Conditions.

(a)           This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.

SECTION 4.  Reference to and Effect on the Transaction Documents.

(a)           Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b)           Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8.  Fees and Expenses.  The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS LOAN, LLC

By:
Name:
Title:

Signature Page to Amendment No. 2

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Lender, Managing Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 2

KEYBANK, NATIONAL ASSOCIATION, as a Committed Lender and Managing Agent

By:
Name:
Title:

Signature Page to Amendment No. 2